UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Webster Financial Corporation

(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! WEBSTER FINANCIAL CORPORATION 2024 Annual Meeting Vote by 11:59 P.M. Eastern Time on April 23, 2024 for shares held directly and by 11:59 P.M. Eastern Time on April 19, 2024 for shares held in the Webster Bank Retirement Savings Plan and the Webster Bank Pension Plan (collectively, the “Plans”). 200 ELM STREET STAMFORD, CT 06902 V33992-P02247-Z86673 You invested in WEBSTER FINANCIAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders being held on April 24, 2024 (the “Annual Meeting”). This is an important notice regarding the availability of proxy material for the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2024. If you would like to request a copy of the material(s) for this and/or future stockholders’ meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 24, 2024 3:00 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/WBS2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming annual stockholders' meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect eleven directors to serve for one-year terms (Proposal 1).	
	Nominees:	
1a.	John R. Ciulla	For
1b.	William L. Atwell	For
1c.	John P. Cahill	For
1d.	E. Carol Hayles	For
1e.	Mona Aboelnaga Kanaan	For
1f.	Maureen B. Mitchell	For
1g.	Laurence C. Morse	For
1h.	Richard O'Toole	For
1i.	Mark Pettie	For
1j.	Lauren C. States	For
1k.	William E. Whiston	For
2.	To approve, on a non-binding, advisory basis, the compensation of the named executive officers of Webster (Proposal 2).	For
3.	To vote, on a non-binding, advisory basis, to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Webster for the year ending December 31, 2024 (Proposal 3).	For

The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting, or any adjournments thereof, in accordance with the determination of a majority of the Board of Directors of Webster.

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